UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                        FORM 8-K/A

                      CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                   DATE OF REPORT: MAY 13, 2002
                 (DATE OF EARLIEST EVENT REPORTED)
                           1-12803
                    (Commission file number)

                 URSTADT BIDDLE PROPERTIES INC.

           (Exact name registrant as specified in charter)


Maryland                                                         04-2458042

(State or jurisdiction                                         (IRS Employer
   or incorporation)                                       Identification No.)


321 Railroad Avenue            Greenwich, Connecticut                  06830

(Address of principal executive offices)                             Zip Code


Registrant's telephone number, including area code(203) 863-8200



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         This Form 8-K/A amends and restates in its entirety the Form 8-K filed by the Registrant on May 17, 2002.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

a) The following sets forth the information required by Item 304(a)(1) of Regulation S-K:

         (i) On May 13, 2002, Arthur Andersen LLP was dismissed as the Registrant's independent public accountant.

         (ii) The reports of Arthur Andersen LLP on the Registrant's financial statements for the years ended October 31, 2001 and October 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

         (iv) During the years ended October 31, 2001 and October 31, 2000 and through May 13, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its reports on the financial statements for such periods.

         (v) During the years ended October 31, 2001 and October 31, 2000 and through May 13, 2002, there have occurred none of the "reportable events" listed in Item 304(a)(1) (v) of Regulation S-K.

(b) The Registrant has requested that Arthur Andersen LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 20, 2002, is filed as Exhibit 16.1 to this Form 8-K.




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ITEM 7. EXHIBITS


16.1 Letter from Arthur Andersen LLP confirming its agreement with the information contained in this Report.




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                                                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.






May 23, 2002

                                         By: /s/  James R. Moore

                                         Name: James R. Moore
                                         Title: Executive Vice President
                                                Chief Financial Officer



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                                                             [Letterhead]

EXHIBIT 16.1



May 20, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sir/Madam:

We have read Item 4 of included in the Form 8-K dated May 13, 2002 of Urstadt Biddle Properties Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in subparagraph (a)(i),
(a)(ii), (a)(iv) and (a)(v) therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.



Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP



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